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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2001

DIGIMARC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-28317 (Commission file Number)	94-3342784 (I.R.S. Employer Identification No.)

19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON 97062
(Address of Principal Executive Offices)

TELEPHONE: (503) 885-9699
(Registrant's Telephone Number, Including Area Code)

With a copy to:
Gavin B. Grover, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

ITEM 5. OTHER EVENTS.

    The Registrant's press release dated July 18, 2001, regarding its financial results for the period ended June 30, 2001, including condensed statements of operations and condensed balance sheets for the periods ended June 30, 2001 and June 30, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Press Release issued by the Registrant dated July 18, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2001
Digimarc Corporation
By:	/s/ E.K. RANJIT
E.K. Ranjit Chief Financial Officer

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ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES